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                                                                      EX.99-B.10







                         Consent of Independent Auditors

We consent to the references to our firm under the caption "Experts" and to the use of our report dated February 9, 2001 on the financial statements of Separate Account One of Northern Life Insurance Company and our report dated March 21, 2001 on the statutory basis financial statements of Northern Life Insurance Company in Post-Effective Amendment No. 11 to the Registration Statement under the Securities Act of 1933 (Form N-4 No. 33-90474) and Amendment No. 12 to the Registration Statement under the Investment Company Act of 1940 (Form N-4 No. 811-9002) and related Prospectuses and accompanying Statement of Additional Information of Advantage(SM) Annuity, Advantage Century (SM) Annuity and Advantage Century Plus (SM) Annuity.


                                       /s/ Ernst & Young LLP

Minneapolis, Minnesota
April 23, 2001

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                                                                      EX.99-B.10







INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment No. 11 to Registration Statement No. 33-90474 on Form N-4 of Northern Life Separate Account One filed under the Securities Act of 1933, and Amendment No. 12 to the Registration Statement under the Investment Company Act of 1940, respectively, of our report dated February 18, 2000 related to the financial statement of Northern Life Separate Account One for the year ended December 31, 1999, and our report dated March 22, 2000 related to the statutory basis financial statements of Northern Life Insurance Company as of and for the year ended December 31, 1999, appearing in the Statement of Additional Information of such Registration Statement, and to the references to us under the heading "Experts" appearing in such Prospectuses and the Statements of Additional Information, all of which are part of such Registration Statement.



/s/  Deloitte & Touche LLP

Minneapolis, Minnesota
April 18, 2001